As filed with the U.S. Securities and Exchange Commission on September 28, 2001

                    Registration Nos. 333-11125 and 811-07795

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      /x/
                          PRE-EFFECTIVE AMENDMENT NO.                     / /
                         POST-EFFECTIVE AMENDMENT NO. 44                  /x/

                                       AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /x/

                                AMENDMENT NO. 45                          /x/
                            J.P. MORGAN SERIES TRUST
                           (formerly JPM Series Trust)
               (Exact Name of Registrant as Specified in Charter)

                   522 Fifth Avenue, New York, New York 10036
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-521-5411

             Sharon Weinberg, c/o J.P. Morgan Fund Distributors, Inc.
                 1211 Avenue of the Americas, New York, NY 10036
                     (Name and Address of Agent for Service)

Copy to:  John E. Baumgardner, Jr., Esq.  Sharon Weinberg                      Sarah E. Cogan, Esq.
          Sullivan & Cromwell             J.P. Morgan Fund Distributors, Inc.  Simpson Thacher & Bartlett
          125 Broad Street                1211 Avenue of the Americas          425 Lexington Ave.
          New York, New York 10004        New York, New York 10036             New York, New York 10017

It is proposed that this filing will become effective (check appropriate box):

[x] Immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)

                                                      Prospectus October 1, 2001

JPMorgan US Equity Fund
Institutional Class Shares

Large Cap Growth Fund




The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


[LOGO]
JPMorgan Fleming
Asset Managment

CONTENTS

Large Cap Growth Fund                                                         1
The Fund's Management and Administration                                      6
How Your Account Works                                                        7
         Buying Fund Shares                                                   7
         Selling Fund Shares                                                  7
         Exchanging Fund Shares                                               8
         Other Information Concerning the Fund                                8
         Distributions and Taxes                                              9
What the Terms Mean                                                          10
Risk and Reward Elements                                                     11
Financial Highlights                                                         13
How To Reach Us                                                      Back cover

JPMorgan Large Cap Growth Fund

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 10-11.

THE FUND'S OBJECTIVE

The Fund seeks to provide long term growth from a portfolio of large cap stocks.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in stocks of U.S., and to a lesser extent foreign, companies with market capitalizations of $8 billion or more. The Fund focuses on stock selection to attempt to achieve superior returns and while it generally holds stocks in many sectors, it emphasizes industries with higher earnings growth potential and does not track the sector weightings of the overall large cap market. Because the stock prices of growth companies are based in part on future expectations, they may fall sharply if investors believe the prospects for a stock, industry or the economy in general are weak. Growth stocks also typically lack the dividend yield that could cushion stock prices in market downturns.

The Fund seeks to buy stocks when they are undervalued and display potential for long-term earnings growth. Stocks become candidates for sale when they appear overvalued or fairly valued, but the Fund may continue to hold them if it believes further substantial growth is possible.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

Under normal market conditions, the Fund will remain fully invested.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over the short, intermediate, and longer time periods. This approach is designed to provide insight into a company's earnings growth potential.

[SIDENOTE]

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-    There is no assurance that the Fund will meet its investment objective.

-    The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

The research findings allow the adviser to rank the companies in each industry group according to their normalized earnings growth projections. The projected slower growing companies are eliminated from consideration. Then rankings are produced with the help of a variety of models that quantify the research findings. Additionally, the adviser's near-term earnings estimates changes are blended with valuation models to create a growth stock valuation signal.

The Fund buys and sells stocks according to its policies, using the research and a growth stock valuation signal as a basis for the rankings. Stocks displaying inferior earnings growth potential relative to peers are excluded from the selection process. In general, the adviser buys stocks displaying above average earnings growth potential relative to its current stock price and other companies in its industry. Along with attractive growth prospects, the adviser often considers a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-    are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-    require regular income or stability of principal

-    are pursuing a short-term goal or investing emergency reserves

Due to terrorist attacks on the World Trade Center and the Pentagon occurring on September 11, 2001, the U.S. securities markets were closed for a four day period. The disruption in the U.S. markets has led to increased short-term market volatility and may have long-term effects on the U.S. and world economies. In addition, Fund service providers may be adversely affected.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

THE FUND'S PAST PERFORMANCE

This section shows the performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year for the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell 1000 Growth Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

The Fund's year-to-date total return as of 6/30/01 was -12.10%.

[CHART]
Year-by-year returns(1),(2)

 1999       2000
26.54%     -19.28

BEST QUARTER                                 21.59%
                                   4th quarter,1999
WORST QUARTER                               -19.44%
                                  1st quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                PAST 1 YEAR   LIFE OF FUND
INSTITUTIONAL CLASS SHARES                        -19.28%        1.07%
RUSSELL 1000 GROWTH INDEX (NO EXPENSES)           -22.42         1.64

(1) The Fund commenced operations on 12/31/98, and returns reflect performance from 1/1/99.

(2)    The Fund's fiscal year end is 5/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses for the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                       0.50
DISTRIBUTION (RULE 12b-1) FEES                                        None
SHAREHOLDER SERVICE FEES                                              0.10
OTHER EXPENSES(1)                                                     1.74
                                                                     ------
TOTAL OPERATING EXPENSES                                              2.34
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                              (1.59)
                                                                     ------
NET EXPENSES(2)                                                       0.75

(1) "Other Expenses" are restated from the most recent fiscal year end to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which Morgan Guaranty Trust Company of New York agrees that it will reimburse the Fund to the extent total operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of its average daily net assets through 9/7/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                           1 YEAR  3 YEARS   5 YEARS   10 YEARS
YOUR COST ($) (with or without redemption)   77       240      784       2,277

THE FUND'S MANAGEMENT AND ADMINISTRATION

Large Cap Growth Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The trustees of the trust are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended May 31, 2001, the adviser was paid management fees of 0.50% of average net assets.

PORTFOLIO MANAGERS

The portfolio management team is led by Nadav Peles, vice president, who has been with JPMIM since 1994 as a capital markets researcher, and James Russo, CFA, vice president, who has been with JPMIM since 1994 and has previously served in the equity research group as an analyst covering consumer analytical stocks.

THE FUND'S ADMINISTRATOR

Morgan Guaranty Trust Company of New York (Morgan Guaranty) provides administrative services and oversees the Fund's other service providers. The administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of the Fund held by investors serviced by the shareholder servicing agent.

JPMIM and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR

JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares of the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at their market value, but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Fund, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the NYSE is open. If we receive your order by the close of regular trading on the NYSE, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get Fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722 or complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

MINIMUM INVESTMENTS

Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Fund to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Fund you want to sell. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER

Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Institutional Class Shares for shares of the same class or Ultra Class Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your financial service firms.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

The Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally distributes any net investment income at least quarterly. Net capital gain is distributed annually. You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Capital gain dividends are usually taxable as long-term capital gain of the federal, state and local.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

WHAT THE TERMS MEAN

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various securities, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS                            POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
MARKET CONDITIONS
-    The Fund's share price and            -    Stocks have generally outperformed    -    Under normal circumstances the Fund
     performance will fluctuate in              more stable investments (such as           plans to remain fully invested,
     response to stock market movements         bonds and cash equivalents) over           with at least 65% in stocks; stock
-    Adverse market conditions may from         the long term                              investments may include U.S. and
     time to time cause the Fund to take                                                   foreign common stocks, convertible
     temporary defensive positions that                                                    securities, preferred stocks, trust
     are inconsistent with its principal                                                   or partnership interests, warrants,
     investment strategies and may                                                         rights, and investment company
     hinder the Fund from achieving its                                                    securities
     investment objective                                                             -    The Fund seeks to limit risk
                                                                                           through diversification
                                                                                      -    During severe market downturns, the
                                                                                           Fund has the option of investing up
                                                                                           to 100% of assets in
                                                                                           investment-grade short-term
                                                                                           securities

MANAGEMENT CHOICES
-    The Fund could underperform its       -    The Fund could outperform its         -    The adviser focuses its active
     benchmark due to its securities and        benchmark due to these same choices        management on securities selection,
     asset allocation choices                                                              the area where it believes its
                                                                                           commitment to research can most
                                                                                           enhance returns

FOREIGN INVESTMENTS
-    The Fund could lose money because     -    Foreign investments, which            -    The Fund anticipates that its total
     of foreign government actions,             represent a major portion of the           foreign investments will not exceed
     political instability, or lack of          world's securities, offer                  20% of assets
     adequate and accurate information          attractive potential performance
                                                and opportunities for
                                                diversification

DERIVATIVES
-    Futures contracts(1) may not have the -    The Fund could make money if          -    The Fund uses futures contracts to
     intended effects and may result in         management's analysis proves               equitize cash in order to keep the
     losses or missed opportunities             correct                                    fund fully invested and not for
                                           -    Futures contracts allow the fund to        speculative purposes. The fund
-    The counterparty to a futures              gain equity exposure when investing        invests in futures contracts on
     contract could default                     in individual stocks is not                recognized security indexes
                                                practical                             -    While the Fund may use futures
-    Futures contracts that involve        -    Futures contracts that involve             contracts that incidentally involve
     leverage could magnify losses              leverage could generate substantial        leverage, it does not use them for
                                                gains at low cost                          the specific purpose of leveraging
-    Futures contracts involve costs to                                                    its portfolio
     the fund which can reduce returns

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index.

POTENTIAL RISKS                            POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
ILLIQUID HOLDINGS
-   The Fund could have difficulty         -   These holdings may offer more          -   The Fund may not invest more than
    valuing these holdings precisely           attractive yields or potential             15% of net assets in illiquid
                                               growth than comparable widely              holdings
-   The Fund could be unable to sell           traded securities                      -   To maintain adequate liquidity to
    these holdings at the time or price                                                   meet redemptions, the fund may hold
    it desires                                                                            investment-grade short-term
                                                                                          securities (including repurchase
                                                                                          agreements and reverse repurchase
                                                                                          agreements) and, for temporary or
                                                                                          extraordinary purposes, may borrow
                                                                                          from banks up to 33 1/3% of the
                                                                                          value of its total assets

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
-   When the Fund buys securities          -   The Fund can take advantage of         -   The Fund uses segregated accounts
    before issue or for delayed                attractive transaction                     to offset leverage risk
    delivery, it could be exposed to           opportunities
    leverage risk if it does not use
    segregated accounts

SHORT-TERM TRADING
-   Increased trading would raise the      -   The Fund could realize gains in a      -   The Fund generally avoids
    Fund's brokerage and related costs         short period of time                       short-term trading, except to take
                                           -   The Fund could protect against             advantage of attractive or
-   Increased short-term capital gains         losses if a stock is overvalued and        unexpected opportunities or to meet
    distributions would raise                  its value later falls                      demands generated by shareholder
    shareholders' income tax liability                                                    activity

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with the Fund's financial statements, are included in the Fund's annual reports, which are available upon request.

PER SHARE DATA FOR FISCAL PERIODS ENDED                              5/31/99(1)        5/31/00            5/31/01
Net asset value, beginning of period                                  $15.00            $15.78             $18.32
------------------------------------------------------------------------------------------------------------------
     Income from investment operations:
          Net investment income                                         0.00              0.01               0.00
          Net realized and unrealized gain (loss) on investment         0.78              2.78              (4.53)
                                                                       ------            -------           -------
           Total from investment operations                             0.78              2.79              (4.53)
     Less distributions to shareholders from:
          Net investment income                                            -             (0.01)                 -
          Net realized gain                                                -             (0.24)              1.23
------------------------------------------------------------------------------------------------------------------
          Total distributions to shareholders                              -             (0.25)              1.23
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $15.78           $18.32             $12.56
------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                                        5.20(3)          17.70             (25.46)
==================================================================================================================
Net assets, end of period ($ in millions)                                  5                 6                  5
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------
Net Expenses (%)                                                        0.75(4)           0.75               0.75
------------------------------------------------------------------------------------------------------------------
Net investment loss (%)                                                (0.03)(4)            --(2)           (0.27)
------------------------------------------------------------------------------------------------------------------
Expenses without reimbursement (%)                                      4.01(4)           2.30               2.24
------------------------------------------------------------------------------------------------------------------
Net investment income without reimbursements (%)                       (3.29)            (1.55)             (1.76)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)(3)                                                 35                66                 66
------------------------------------------------------------------------------------------------------------------


(1)  The fund commenced operations on 12/31/98.

(2)  Less than 0.01%.

(3)  Not annualized.

(4)  Annualized.

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

The Investment Company Act File No. for the Fund is 811-7795.
(C) 2001 JPMorgan Chase & Co. All Rights Reserved. October 2001

                                                                    PR-EQI-901 X

                                 JPMORGAN FUNDS

                            J.P. MORGAN SERIES TRUST

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                                 OCTOBER 1, 2001

                         JPMORGAN LARGE CAP GROWTH FUND
                             (INSTITUTIONAL SHARES)

    This Statement of Additional Information is NOT a prospectus but contains Additional Information which should be read in conjunction with the Fund's prospectus dated October 1, 2001, as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the shareholder report relating to the fund dated May 31, 2001. The prospectus and these financial statements, including the independent accountant's report on the annual financial statements, are available, without charge, upon request from JP Morgan Institutional Funds Service Center, 500 Station Christiana Road, Newark, DE 19713 or by calling 1-800-766-7722.

TABLE OF CONTENTS                                   PAGE
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General...........................................    3
Investment Objectives and Policies................    3
Investment Restrictions...........................   14
Trustees..........................................   15
Officers..........................................   17
Codes of Ethics...................................   18
Investment Advisor................................   19
Distributor.......................................   19
Administrator.....................................   20
Custodian and Transfer Agent......................   21
Shareholder Servicing.............................   21
Financial Professionals...........................   22
Independent Accountants...........................   22
Expenses..........................................   22
Purchase of Shares................................   23
Redemption of Shares..............................   23
Exchange of Shares................................   24
Dividends and Distributions.......................   24
Net Asset Value...................................   25
Performance Data..................................   25
Portfolio Transactions............................   26
Massachusetts Trust...............................   27
Description of Shares.............................   28
Distributions; Tax Matters........................   29
Additional Information............................   33

                                    GENERAL

    J.P. Morgan Institutional Large Cap Growth Fund (the "Fund") is a series of J.P. Morgan Series Trust, an open-end management investment company organized as a Massachusetts business trust (the "Trust"). To date, the Trustees of the Trust have authorized the issuance of two classes of shares--Institutional Class Shares and Select Class Shares. The Fund currently offers Institutional Class Shares only.

    This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Prospectus. The Trust's executive offices are located at 522 Fifth Avenue, New York, New York 10036

    The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

    Investments in the Fund are not deposits or obligations of or guaranteed or endorsed by any bank. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and at the time it is redeemed, be higher or lower than the amount originally invested.

                       INVESTMENT OBJECTIVES AND POLICIES

    The following discussion supplements the information in the Prospectus regarding the investment objective and policies of the Fund.

    The Fund is designed for investors seeking long term growth from a portfolio of large company growth stocks, focusing on those growth stocks that the Adviser believes can provide returns in excess of the Russell 1000 Growth Index.

    The various types of securities in which the Fund may invest are described below.

                               EQUITY INVESTMENTS

    The Fund invests primarily in equity securities consisting of U.S. and, to a lesser extent, foreign common stocks and other securities with equity characteristics which are comprised of preferred stock, warrants, rights, convertible securities, trust certifications, limited partnership interests and investment company securities (collectively, "Equity Securities"). The Equity Securities in which the Fund invests may include exchange-traded, over-the-counter ("OTC") and unlisted common and preferred stocks. A discussion of the various types of equity investments that may be purchased by the Fund appears below. See also "Quality and Diversification Requirements."

    EQUITY SECURITIES. The Equity Securities in which the Fund may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

    The convertible securities in which the Fund may invest include any debt securities or preferred stock, which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                             COMMON STOCK WARRANTS

    The Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

    Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised prior to the expiration date.

                              FOREIGN INVESTMENTS

    The Fund may invest up to 20% of its total assets at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure.

    Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

    Foreign investments may be made directly in securities of foreign issuers or in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities typically issued by a U.S. financial institution (a "depository") that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs include American Depository Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs (sometimes referred to as Continental Depository Receipts ("CDRs")) are securities typically issued by a non-U.S. financial institution that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security.

    Holders of an unsponsored depository receipt generally bear all costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the receipts with respect to the deposited securities.

                             ADDITIONAL INVESTMENTS

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest will accrue to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value each day of such securities in determining its net asset value. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash or other liquid assets, in an amount at least equal to such commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could (as with the disposition of any other fund obligation) incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

    The Securities and Exchange Commission ("SEC") has granted the Fund an exemptive order permitting it to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory a dministrative and shareholder servicing fees.

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement may be deemed to be a borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the expected return to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets less liabilities (other than reverse repurchase agreements and other borrowings). See "Investment Restrictions." All forms of borrowing (including reverse repurchase agreement and securities lending) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

    LOANS OF PORTFOLIO SECURITIES. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, (generally three business days after notice) or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the Fund and its respective shareholders. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Advisor or the Fund's distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreement and securities lending) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

    ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED
SECURITIES. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as certain private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.

    As to illiquid investments, these restricted holdings are subject to the risk that the Fund will not be able to sell them at a price the Fund deems representative of their value. If a restricted holding must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. Also, a considerable period may elapse between the time of the decision to sell and the time the Fund is permitted to sell a holding under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

                            MONEY MARKET INSTRUMENTS

    Although the Fund intends, under normal circumstances and to the extent practicable, to be fully invested in equity securities, the Fund may invest in money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. See "Quality and Diversification Requirements."

    U.S. TREASURY SECURITIES. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credit of the issuing agency.

    BANK OBLIGATIONS. Unless otherwise noted below, the Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of
(i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

    COMMERCIAL PAPER. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Advisor acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if, at the time of investment, the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Advisor's credit guidelines. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the agreement is in effect and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    The Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

    The Fund will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

    The Fund may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion. At the time the Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Advisor's opinion.

    In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

    The Fund may use futures contracts and options for hedging and risk management purposes, although it currently intends only to use futures contracts and only for the purpose of "equitizing" cash as described below. The Fund may not use futures contracts and options for speculation.

    The Fund intends to use futures contracts to keep the Fund fully invested and to reduce the transaction costs associated with cash flows into and out of the Fund. The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to the Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Advisor simultaneously adjusts the futures positions. Through such procedures, the Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

    The Fund may use options and futures contracts to manage its exposure to changing security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to the Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as limiting its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

    The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

                                    OPTIONS

    PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund also may close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised on its expiration date.

    The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

    SELLING (WRITING) PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

    If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer also will profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

    Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

    The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

    OPTIONS ON INDEXES. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

    For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position into which it has previously entered. When the Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. While exchange traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

    Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase or sell (write) futures contracts and purchase or sell put and call options, including put and call options on futures contracts. In addition, the Fund may sell (write) put and call options, including options on futures. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including, but not limited to, U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the interpretations of the Securities and Exchange Commission ("SEC") thereunder.

    COMBINED POSITIONS. The Fund is permitted to purchase and write options in combination with other series of the Trust, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions also could be impaired. See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Fund will not be commodity pools, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                        SWAPS AND RELATED SWAP PRODUCTS

    The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain matters in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchase of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., three month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis," and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor, or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid.

When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments typically are not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

    The Adviser will, however, consider such risks and will enter into swap and other derivative transactions only when it believes that the risks are not unreasonable.

    The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

    The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

                               PORTFOLIO TURNOVER

    For the period December 31, 1998(commencement of operations) through May 31, 1999 and for the fiscal years ended May 31, 2000 and 2001, the Fund's portfolio turnover rate was 35%, 66%, and 66% respectively. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.

                            INVESTMENT RESTRICTIONS

    The investment restrictions set forth below have been adopted by the Trust with respect to the Fund. Except as otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

    The Fund:

        1. May not make any investments inconsistent with the Fund's classification as a diversified investment company under the 1940 Act;

        2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry, except as permitted by the SEC;

        3. May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

        4. May not borrow money, except to the extent permitted by applicable law;

        5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

        6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

        7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

        8. May make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Trustees. These non-fundamental investment policies require that the Fund:

        (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

        (ii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

        (iii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules.

    If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

    For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES

    The Trustees of the Trust are also the Trustees of the Fund. Their names, principal occupations during the past five years, addresses and dates of birth are set forth below:

    WILLIAM J. ARMSTRONG--Trustee: Retired; formerly Vice President and Treasurer Ingersoll-Rand Company. His address is 287 Hampshire Ridge, park Ridge, NJ 07656. His date of birth is December 4, 1941.

    ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. His address is 105 Coventry Place, Palm Beach Gardens, FL 33418. His date of birth is April 1, 1932

    ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Ms. Gray is also a director of Duke Energy Corporation and Elan Corporation plc. Her address is 1262 Rockrimmon Road, Stamford, CT 06903. Her date of birth is August 22, 1945.

    MATTHEW HEALEY--Trustee and President of the Board of Trustees; Former Chief Executive Officer of trust in the J.P. Morgan Family of Funds through April 2001, Former Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estate, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

    FERGUS REID, III--Trustee and Chairman of the Board of Trustees; Chairman and Chief Executive Officer, Lumelite Corporations, since September 1985; Trustee, Morgan Stanley Funds. His address is 202 June Road, Stamford, CT 06903. His date of birth is August 12, 1932.

    JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His address is 3711 Northwind Dour, Jupiter, FL 33477. His date of birth is January 26, 1942.

    LEONARD M. SPALDING*--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capita Management; and formerly Chief Investment Executive of the Chase Manhattan Private Bank. His address is 2025 Lincoln Park Road, Springfield, KY 40069. His date of birth is July 20, 1935.

    H. RICHARD VARTABEDIAN--Trustee; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of the Chase Manhattan Bank, N.A., 1980-1991. His address is P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. His date of birth is January 26, 1936.

    The Board of Trustees of the Trust presently has Audit, Valuation, Investment and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley, Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler, and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Fund's portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian, Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The members of the Governance Committee are Messrs. Vartabedian (Chairman), Schonabachler, Eppley, and Reid. The function of Governance

Committee is to nominate Trustees for the Board to consider and to address Trustees compensation issue. The Governance Committee met one time during the 2000 calendar year.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Fund and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $140,400. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to Fund. Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.

    Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.

                                     AGGREGATE TRUSTEE       PENSION OR              TOTAL
                                       COMPENSATION     RETIREMENT BENEFITS       COMPENSATION
PENSION OR                             BY THE TRUST        ACCRUED BY THE          PAID FROM
RETIREMENT BENEFITS                     DURING 2000      "FUND COMPLEX" (1)    "FUND COMPLEX" (2)
-------------------                  -----------------  --------------------  --------------------
William J. Armstrong, Trustee                  NA             $ 41,781              $ 90,000
Roland R. Eppley, Trustee                      NA             $ 58,206              $ 91,000
Ann Maynard Gray, Trustee                 $ 1,810                   NA              $ 75,000
Matthew Healey, Trustee (3)               $ 1,810                   NA              $ 75,000
Fergus Reid, III, Chairman                     NA             $110,091              $202,750
James J. Schonbachler, Trustee            $ 1,810                   NA              $ 75,000
Leonard M. Spalding, Jr., Trustee*             NA             $ 35,335              $ 89,000
H. Richard Vartabedian, Trustee                NA             $ 86,791              $134,350

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of J.P. Morgan Chase & Company.
(1) On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan.
(2) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.
(3) Pierpont Group, Inc., paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

    The Board of Trustees of the Trust met five times during the 2000 calendar year, and each of the Trustees attended at least 75% of the meetings of the Board and any committee on which he or she serves.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Fund's adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. To assist the Trustees in exercising their overall supervisory responsibilities, the Trust and Fund had entered into a Fund Service Agreement with Pierpont Group, Inc. Pierpont Goup, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "the Pierpont Family of Funds"), and the Trustees were the equal and sole shareholders of Pierpont Group, Inc. The Trust paid Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. As part of the overall integration and reorganization of the trusts within the Fund Complex, the trusts have terminated their agreements with Pierpont Group, Inc. The Board of Trustees will instead look to counsel, auditors, Morgan and other service providers, as necessary.

    The aggregate fee paid to Pierpoint Group, Inc. by the Fund for the period December 31, 1998 (commencement of operations) through May 31, 1999 was $48, and for the fiscal year ended May 31, 2000 and 2001 was $102 and $20.

                                    OFFICERS

    The Trust's executive officers (listed below), other than officers who are employees of the Adviser, are provided and compensated by J.P. Morgan Funds Distributor, Inc. (the "Distributor"), a subsidiary of BYSIS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

    The officers of the Trust, their principal occupations during the past five years, dates of birth and business address are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York 10036.

    GEORGE GATCH--President, Managing Director, JPMIM. Mr. Gatch is head of J.P. Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held numerous positions throughout the firm in business management, marketing and sales. His date of birth is December 21, 1962

    DAVID WEZDENKO--Treasurer; Vice President JPMIM. Mr. Wezdenko is the Chief Operating Officer for the U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.

    SHARON WEINBERG--Secretary. Vice President, JPMIM. Ms. Weinberg is head of Business and Product Strategy for the U.S. Mutual Funds and Financial Intermediaries business. Since joining J.P. Morgan Chase (or its predecessors) in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

    MICHAEL MORAN--Vice President and Assistant Treasurer. Vice President, JPMIM. Mr. Moran is the Chef Financial Officer of JP Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held various financial reporting roles in the Investment Management and Middle Market businesses at JP Morgan Chase & Co. His date of birth is July 14, 1969.

    STEPHEN UNGERMAN--Vice President and Assistant Treasurer. Vice President, JPMIM. Mr. Ungerman is head of the Fund Services Group within Fund Administration. Prior to joining J.P. Morgan in 2000 (or its predecessors), he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, including Assistant General Counsel, Tax Director, and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds management by Prudential. His date of birth is June 2, 1953.

    JUDY R. BARTLETT--Vice President and Assistant Secretary. Vice President and Assistant General Counsel, JPMIM since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as assistant secretary for the Mainstay Funds. From October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

    JOSEPH J. BERTINI--Vice President and Assistant Secretary. Vice President and Assistant General Counsel, JPMIM. Prior to October of 1997, he was an attorney in the Mutual Fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

    PAUL M. DERUSSO--Vice President and Assistant Treasurer. Vice President, JPMIM. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for J.P. Morgan Fund complex and its successor on the heritage Chase side since prior to 1996. His address is 522 Fifth Avenue, New York, New York 10036. His date of birth is December 3, 1954.

    LAI MING FUNG--Assistant Treasurer. Associate, JPMIM. Ms. Fung serves in the Funds Administration as a Budgeting Analyst for the Budgeting & Expense Group. Prior to April 1999, she worked with Morgan Stanley Dean Witter as a
Section Head in the Fund Accounting Group. Her date of birth is September 8,
1974.

    MARY SQUIRES--Assistant Treasurer. Vice President, JPMIM. Ms. Squires has held numerous financial and operations positions supporting the J.P. Morgan Chase complex. Her date of birth is January 8, 1955.

    NIMISH S. BHATT--Assistant Treasurer. Senior vice President, Fund Administration and Financial Services BISYS Investment Services, since November 2000; various positions held within BISYS prior thereto since 1996, including Vice President and Director of International Operations, Vice President of Financial Administration and Vice President of Tax. His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is June 6, 1963.

    ARTHUR A. JENSEN--Assistant Treasurer; Vice President, Financial Services, BISYS Investment Services, since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company. His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is
September 28, 1966.

    MARTIN R. DEAN--Assistant Treasurer. Vice President, Administration Services, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

    ALAINA METZ--Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

    LISA HURLEY--Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.

    As of the date of September 15, 2001, the officers and Trustees as a group owned less than 1% of the shares of the Fund.

                                CODES OF ETHICS

    The Trust, the Adviser and Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to preclearance and other procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER

    The Trust has retained JPMIM as investment advisor to provide investment advice and portfolio management services to the Fund. Subject to the supervision of the Trustees, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. Incorporated ("J.P. Morgan Chase"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.

    J.P. Morgan Chase & Co., a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & co Incorporated with and into the Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century.

    The investment advisory services the Adviser provides to the Fund are not exclusive under the terms of the Investment Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Fund. See "Fund Transactions."

    Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Fund is the Russell 1000 Growth Index.

    The Fund is managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Advisory Agreements, the Fund has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to 0.50% of the Fund's average daily net assets.

    For the period December 31, 1998 (commencement of operations) through May 31, 1999 and for the fiscal years ended May 31, 2000 and 2001, the Fund paid to the Adviser $10,884, $29,569 and $28,259 respectively, in advisory fees.

                                  DISTRIBUTOR

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust an the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly owned indirect subsidiary of the BISYS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.

    The Distribution Agreement will continue in effect with respect to the Fund for a period of two years after execution only if it is approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding voting securities or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. The Distributor is located at 1211 Avenue of the Americas, New York, NY 10036.

    Prior to April 10, 2001, Funds, Distributor, Inc. ("FDI") served as the Trust's exclusive distributor.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement (the "Administration Agreement"'), Morgan Guaranty Trust Company of New York ("Morgan") is the administrator of the Fund. Morgan provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    Under the Administration Agreement Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act), or by vote of a majority of the Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholder or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Morgan nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

    In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from the Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets in excess of $25 billion. Morgan may voluntarily waive a portion of the fees payable to it with respect to the Fund on a month-to-month basis. Morgan may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Fund's sub-administrator.

    Under former Co-Administration Agreement with the Trust and the Fund, FDI formerly served as the Trust's and the Fund's Co-Administrator. For its services under the Co-Administration Agreement, the Fund agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund was based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other registered investment companies subject to similar arrangements with FDI.

    For the period December 31, 1998 (commencement of operations) through May 31, 1999 and for the fiscal years ended May 31, 2000 and 2001, the Fund paid to FDI $61, $126 and $0 respectively, in administrative fees.

    Under the former Services Agreement, the Fund had agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Fund, the Trust's other series and the Master Portfolios in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets, and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the total net assets of the Trust and the other investment companies provided administrative services by Morgan.

    For the period December 31, 1998 (commencement of operations) through May 31, 1999 and for the fiscal year ended May 31, 2000 and 2001, the Fund paid to Morgan, as Services Agent, $1,269, $3,388 and $2,685, respectively.

                          CUSTODIAN AND TRANSFER AGENT

    Pursuant to Custodian and Fund Accounting Agreement with the Trust, dated as of September 7, 2001, The Chase Manhattan Bank ("Chase"), 3 Metrotech Center, Brooklyn, New York 11245 serves as the Trust's custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of the Fund's portfolio transactions. The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, formerly served as the Trust's custodian and fund accounting agent.

    DST Systems, Inc. ("DST") serves as the Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. Prior to May 5, 2001, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, served as the Trust's transfer and dividend disbursing agent.

                             SHAREHOLDER SERVICING

    The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for Fund shareholders. Under this agreement, Morgan is responsible for performing, directly or through an agent, shareholder account administrative and servicing functions, which include but are not limited to answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

    Under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan for these services a fee of up to 0.10% (expressed as a percentage of the average daily net asset value of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent). Morgan acts as Shareholder Servicing Agent for all shareholders.

    For the period December 31, 1998 (commencement of operations) through May 31, 1999 and for the fiscal years ended May 31, 2000 and 2001, the Fund paid to Morgan, as Shareholder Servicing Agent, $2,177, $5,480 and $5,651, respectively.

    If Morgan were prohibited from providing any of the services under the Shareholder Servicing and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Fund might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

    The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as J.P. Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Fund or J.P. Morgan.

    The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, it applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

                                    EXPENSES

    In addition to the fees payable to JPMIM and Morgan under various agreements discussed under "Trustees," "Investment Adviser," "Administrator" and "Shareholder Servicing" above, the Fund is responsible for usual and customary expenses associated with the Trust's operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, extraordinary expenses, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, fees under state securities laws, custodian fees and brokerage expenses.

    J.P. Morgan has agreed that it will reimburse the Fund as described in the Prospectus through September 7, 2004 to the extent necessary to maintain the Fund's total operating expenses at the annual rate of 0.75% of the Fund's average daily net assets. This limit does not cover interest, taxes and extraordinary expenses.

    For the period December 31, 1998 (commencement of operations) to May 31, 1999 and for the fiscal years ended May 31, 2000 and 2001, J.P. Morgan reimbursed the Fund $70,819, $92,283 and $83,892, respectively, under the expense reimbursement arrangement described above.

                               PURCHASE OF SHARES

    ADDITIONAL MINIMUM BALANCE INFORMATION. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.

    METHOD OF PURCHASE. Investors may open accounts with the Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Fund reserves the right to determine the purchase orders that it will accept.

    References in the Prospectus and this Statement of Additional Information to customers of Morgan or a financial professional include customers of their affiliates, and references to transactions by customers with Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund.

    The Fund may, at its own option, accept securities in payment for shares. The securities so delivered are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

    Prospective investors may purchase shares with the assistance of a financial professional and the financial professional may charge the investor a fee for this service and other services it provides to its customers. JPMIM may pay fees to financial professionals for services in connection with Fund investments. See "Financial Professionals" above.

                              REDEMPTION OF SHARES

    Investors may redeem shares of the Fund as described in the Prospectus. The Fund generally intends to pay redemption proceeds in cash; however, it reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than cash. See below and "Exchange of Shares."

    The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    If the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash. If shares are redeemed in-kind, the redeeming shareholder might incur costs in converting the assets into cash. The Trust has been granted exemptive relief from the SEC with respect to redemptions in-kind by the Fund. The Fund is permitted to pay redemptions to greater than 5% shareholders in securities, rather than in cash, to the extent permitted by the SEC. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

    In general, the Fund will attempt to select securities for in-kind redemptions that approximate the overall characteristics of the Fund's portfolio. The Fund will not distribute illiquid securities to satisfy in-kind redemptions. For purposes of effecting in-kind redemptions, securities will be valued in the manner regularly used to value the Fund's portfolio securities. The Fund will not redeem its shares in-kind in a manner that after giving effect to the redemption would cause it to violate its investment restrictions or policies.

    OTHER REDEMPTION PROCESSING INFORMATION. Redemption requests may not be processed if the redemption request is not submitted in proper form. A redemption request is not in proper form unless the Fund has received the shareholder's certified taxpayer identification number and address. In addition, if shares were paid for by check and the check has not yet cleared, redemption proceeds will not be transmitted until the check has cleared, which may take up to 15 days. The Fund reserves the right to suspend the right of redemption or postpone the payment of redemption proceeds to the extent permitted by the SEC. Shareholders may realize taxable gains upon redeeming shares.

    For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

                               EXCHANGE OF SHARES

    Subject to the limitations below, an investor may exchange shares from the Fund into any other JPMorgan funds without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. The Fund generally intends to pay redemption proceeds in cash, however, since it reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than in cash, the fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares." Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of a fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

                          DIVIDENDS AND DISTRIBUTIONS

    The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

    Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gains distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE

    The Fund computes its net asset value separately for each class of shares outstanding once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. eastern time) on each business day as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund also may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ"), other than options on stock indexes, is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the portfolio manager, material events or conditions since such last sale necessitate fair valuation of the security. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency rate average on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                                PERFORMANCE DATA

    From time to time, the Fund may quote performance in terms of actual distributions, total return or capital appreciation for the various Fund classes in reports, sales literature and advertisements published by the Trust. Current performance information may be obtained by calling JPMorgan Institutional Fund Center at (800) 766-7722.

    The classes of shares of the Fund may bear different shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of another class. Performance quotations will be computed separately for each class of the Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return.

    TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, average annual total return of each class of shares of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by each class of the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed from each class. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

    Aggregate total returns, reflecting the cumulative percentage change over a measuring period, also may be calculated.

    Below is set forth historical return information for the Fund for the periods indicated:

    Historical return information for the Fund is as follows: (May 31, 2001):
Average annual total return, 1 year: -25.46; average annual total return, 5 years: N/A; average annual total return, commencement of operations (December 31, 1998) to period end: -3.24%.

    GENERAL. Performance will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmarks indicated under "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Fund;
(5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

                             PORTFOLIO TRANSACTIONS

    The Adviser places orders for the Fund for all purchases and sales of portfolio securities, enters into repurchase agreements and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objectives and Policies."

    In selecting a broker, the Adviser considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition; and the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Adviser decides that the broker chosen will provide the best execution. The Adviser monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trust's Trustees review regularly the reasonableness of commissions and other transaction costs incurred by the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, will receive reports from JPMIM and published data concerning transaction costs incurred by institutional investors generally.

    Research services provided by brokers to which the Adviser has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all of the Adviser's clients and not solely or necessarily for the benefit of the Fund. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Fund does not reduce its fee to the Adviser by any amount that might be attributable to the value of such services.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Fund's brokerage transactions to affiliates of the Adviser. In order for affiliates of the Adviser to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trust's Trustees, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

    Fixed income and debt securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Adviser intends to seek best execution on a competitive basis for both purchases and sales of securities.

    Portfolio securities will not be purchased from or through or sold to or through the Adviser or Distributor or any "affiliated person" (as defined in the 1940 Act) thereof when such entities are acting as principals, except to the extent permitted by law. In addition, the Fund will not purchase securities from any underwriting group of which the Adviser or an affiliate of the Adviser is a member, except to the extent permitted by law.

    Investment decisions made by the Adviser are the product of many factors in addition to basic suitability for the Fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Fund only may sell a security to another series of the Trust or to other accounts managed by the Adviser or its affiliates in accordance with procedures adopted by the Trustees.

    It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund, as well as other clients including other clients, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other funds in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with the Adviser's fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

                              MASSACHUSETTS TRUST

    The Trust is a "Massachusetts business trust" of which the Fund is a series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's

Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.

    The Trust's Declaration of Trust further provides that no Trustee, officer, employee or agent of the Trust is liable to the Fund or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons ("disabling conduct"). It also provides that all third persons must look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. The Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund, except liabilities arising from disabling conduct.

    The Fund paid the following approximate brokerage commissions for the period December 31, 1998 (commencement of operations) through May 31, 1999 and for fiscal years ended May 31, 2000 and 2001: $7,767, $59,583 and $4,257, respectively.

                             DESCRIPTION OF SHARES

    The Fund represents a separate series of shares of beneficial interest of the Trust. Fund shares are further divided into separate classes. See "Massachusetts Trust."

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares of any series without changing the proportionate beneficial interest of each shareholder in the Fund. To date, the Fund is authorized to issue Institutional Class Shares and Select Class Shares, but only Institutional Class Shares are currently offered.

    Each share represents an equal proportional interest in the Fund with each other share of the same class. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund have no preemptive or conversion rights.

    The shareholders of the Trust are entitled to one full or fractional vote for each dollar or fraction of a dollar invested in shares. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration, subject to certain removal procedures, and to appoint their own successors. However, immediately after such appointment, the requisite majority of the Trustees must have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative. The Trust does not intend to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote if required by either the 1940 Act or the Trust's Declaration of Trust.

    Shareholders of the Trust have the right, upon the declaration in writing or vote of shareholders whose shares represent two-thirds of the net asset value of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the shareholders whose shares represent 10% of the net asset value of the Trust. The Trustees also are required, under certain circumstances, to assist shareholders in communicating with other shareholders.

    As of August 31, 2001, the following owned of record more than 5% of the outstanding shares of the Fund: JPMIM (99.99%).

    The address of each owner listed above is c/o JPMIM, 522 Fifth Avenue, New York, New York 10036. As of the date of this Statement of Additional Information the officers and Trustees as a group owned less than 1% of the beneficial shares of each Fund.

                           DISTRIBUTIONS; TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Fund and its shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, the Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income
(i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, are also treated as ordinary income or loss to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates.

    The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    The Fund invests in Equity Securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements set forth above, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or note distributed to the Fund.

    Alternatively, the Fund will be permitted to "mark to market" any marketable stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to Shareholders in accordance with the distribution requirements set forth above, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark to market gains with respect to the stock included on the Fund for prior taxable years.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    The Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

    The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of the Fund.

    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

    Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder
(1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's federal income liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of the Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to the Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                             ADDITIONAL INFORMATION

    Telephone calls to the Fund, JPMIM or Chase may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by the Fund or by Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or Distributor to make such offer in such jurisdictions.

                              FINANCIAL STATEMENTS

    The financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's May 31, 2001 annual report filing made with the SEC on July 19, 2001, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession Number 0001004726-01-500137). The financial statements are available without charge upon request by calling J.P. Morgan Funds Services at (800) 766-7722.

                                   APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

                               STANDARD & POOR'S

                         CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

    A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB-B--Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

                          SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

                                    MOODY'S

                         CORPORATE AND MUNICIPAL BONDS

    AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1-- Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

                --  Leading market positions in well established industries.
                --  High rates of return on funds employed.
                -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
                -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
                -- Well established access to a range of financial markets and assured sources of alternate liquidity.

                          SHORT-TERM TAX EXEMPT NOTES

    MIG-1-- The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

Part C - Other Information

ITEM 23.  EXHIBITS.
(a) Declaration of Trust.(1)

(a)(1) Amendment No. 1 to Declaration of Trust, Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(2)

(a)(2) Amendment No. 2 to Declaration of Trust, Second Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(4)

(a)(3) Amendment No. 3 to Declaration of Trust, Third Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(6)

(a)(4) Amendment No. 4 to Declaration of Trust, Fourth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(8)

(a)(5) Amendment No. 5 to Declaration of Trust, Fifth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(10)

(a)(6) Amendment No. 6 to Declaration of Trust, Sixth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(14)

(a)(7) Amendment No. 7 to Declaration of Trust, Seventh Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(16)

(a)(8) Amendment No. 8 to Declaration of Trust, Eighth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(16)

(a)(9) Amendment No. 9 to Declaration of Trust, Ninth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. (16)

(a)(10) Amendment No. 10 to Declaration of Trust, Tenth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. (15)

(b) Restated By-Laws.(2)

(b)(1) Amendment to Restated By-Laws.(12)

(b)(2) Amendment No. 2 to Restated By-Laws. (12)

(d) Form of Investment Advisory Agreement between Registrant and J.P.Morgan Investment Management Inc. (21)

(e)(1) Form of Distribution Agreement between Registrant and Funds Distributor, Inc. ("FDI").(2)

(e)(2) Form of Distribution Agreement between Registrant and J.P. Morgan Fund Distributors, Inc.(18)

(g) Form of Custodian Contract between Registrant and The Chase Manhattan Bank. (22)


(h)(1) Form of Administration Agreement between Registrant and Morgan Guaranty Trust Company of New York. (20)

(h)(2) Transfer Agency Agreement between Registrant and DST Systems, Inc. (20)

(h)(3) Form of Shareholder Servicing Agreement between Registrant and Morgan Guaranty Trust Company of New York. (20)

(i)      Opinion of Nixon Peabody LLP. (19)

(j)      Consent of PricewaterhouseCoopers LLP., filed herewith.

(l) Form of Purchase agreement with respect to Registrant's initial shares.(2)

(m)      12b-1 Distribution Plan. (20)

(n)      Rule 18f-3 Multi-Class Plan. (21)

(p)(1) Code of Ethics for the Registrant. (13)

(p)(2) Amended Code of Ethics for J.P. Morgan Fund Distributors, Inc. (21)

(p)(3) Amended Code of Ethics. (16)

(99)(a) Powers of Attorney for: William J. Armstrong, Roland R. Eppley, Jr., George Gatch, Ann Maynard Gray, Matthew Healey, Fergus Reid, III, James J. Schonbachler, Leonard M. Spalding, Richard Vartabedian and David Wezdenko. (21)

--------------------------------------------------------------------------------

(1) Incorporated herein from Registrant's registration statement on Form N-1A as filed on August 29, 1996 (Accession No. 0000912057-96-019242).

(2) Incorporated herein from Registrant's registration statement on Form N-1A as filed on November 8, 1996 (Accession No. 0001016964-96-000034).

(4) Incorporated herein from Registrant's registration statement on Form N-1A as filed on June 19, 1997 (Accession No.0001016964-97-000117).

(5) Incorporated herein from Registrant's registration statement on Form N-1A as filed on October 21, 1997 (Accession No.0001042058-97-000005).

(6) Incorporated herein from Registrant's registration statement on Form N-1A as filed on January 2, 1998 (Accession No.0001041455-98-000012).

(8) Incorporated herein from Registrant's registration statement on Form N-1A as filed on July 28, 1998 (Accession No.0001041455-98-000039).

(9) Incorporated herein from Registrant's registration statement on Form N-1A as filed on August 25, 1998 (Accession No.0001041455-98-000054).

(10) Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 31, 1998 (Accession No. 0001041455-98-000099).

(11) Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 1, 1999 (Accession No.0000899681-99-000024).

(12) Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 28, 2000, (Accession Number 0001041455-00-000052).

(13) Incorporated herein from Registrant's registration statement on Form N-1A as filed on April 17, 2000, (Accession Number 0001041455-00-00096).

(14) Incorporated herein from Registrant's registration statement on Form N-1A as filed on July 31, 2000, (Accession Number 0001016937-00-000008).

(15) Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 11, 2000, (Accession Number 0000912057-00-053000).

(16) Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 28, 2001, (Accession Number 0001005477-01-001650).

(17) Incorporated herein from Registrant's registration statement on Form N-1A as filed on March 30, 2001, (Accession Number 0000912057-01-505951).

(18) Incorporated herein from Registrant's registration statement on Form N-1A as filed on April 20, 2001, (Accession Number 0000912057-01-509686).

(19) Incorporated herein from Registrant's registration statement on Form N-1A as filed on May 16, 2001, (Accession Number 0000912057-01-516549).


(20) Incorporated herein from Registrant's registration statement on Form N-1A as filed August 28, 2001, (Accession Number 0000912057-01-530531).

(21) Incorporated herein from Registrant's registration statement on Form N-1A as filed September 7, 2001, (Accession Number 0000912057-01-531615).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

Not applicable.

ITEM 25.  INDEMNIFICATION.

Reference is made to Section 5.3 of Registrant's Declaration of Trust and
Section 5 of Registrant's Distribution Agreement.

Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

The business of J.P. Morgan is summarized in the Prospectus constituting Part A of this Registration Statement, which is incorporated herein by reference. The business or other connections of each director and officer of J. P. Morgan is currently listed in the investment advisor registration on Form ADV for J.P. Morgan (File No. 801-21011).

ITEM 27.  PRINCIPAL UNDERWRITERS.

     (a) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares.

         J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors is located at 1211 Avenue of the Americas, New York, New York 10036. J.P. Morgan Fund Distributors is a wholly-owned subsidiary of The BISYS Group, Inc.

         J.P. Morgan Fund Distributors, Inc. acts as principal underwriters for the following investment companies:

Fleming Mutual Fund Group, Inc.
J.P. Morgan Funds
J.P. Morgan Institutional Funds
J.P. Morgan Series Trust
J.P. Morgan Series Trust II
Mutual Fund Group
Mutual Fund Investment Trust
Mutual Fund Master Investment Trust
Mutual Fund Select Group
Mutual Fund Select Trust
Mutual Fund Trust
Mutual Fund Variable Annuity Trust
Growth and Income Portfolio


         (b) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.

Name and Address                    Position and Offices                 Position and Offices
                                    With Distributor                     with Registrant
----------------                    --------------------                 --------------------
Lynn J. Mangum                      Chairman                                    None
90 Park Ave.
New York, NY 10016

Margaret Warner Chambers            Vice President                              None
90 Park Ave.
New York, NY 10016

Charles Linn Booth                  Vice President/Compliance                   None
3435 Stelzer Road                   Officer
Columbus, OH 43219

Dennis Sheehan                      Director                                    None
90 Park Ave.
New York, NY 10016

Kevin J. Dell                       Secretary                                   None
90 Park Ave.
New York, NY 10016

Edward S. Forman                    Assistant Secretary                         None
90 Park Ave.
New York, NY 10016

Olu T. Lawal                        Fin/Op                                      None
90 Park Ave.
New York, NY 10016

Patrick William McKeon              Vice President/Chief Compliance Officer     None
90 Park Ave.
New York, NY 10016

William J. Tomko                    President                                   None
3435 Stelzer Road
Columbus, OH 43219

(c) Not applicable
ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended the "1940 Act"),and the Rules thereunder will be maintained at the offices of:

     Morgan Guaranty Trust Company of New York and J.P. Morgan Investment Management Inc.: 60 Wall Street, New York, New York 10260-0060, 9 West 57th Street, New York, New York 10019 or 522 Fifth Avenue, New York, New York 10036 (records relating to its functions as investment advisor, shareholder servicing agent and administrative services agent).

     The Chase Manhattan Bank: 4 Chase MetroTech Center, Brooklyn, NY 11245 (records relating to its functions as custodian and fund accounting agent).

     DST Systems, Inc.: 210 W. 10th Street, Kansas City, MO 64105 (records relating to its functions as transfer agent).

     J.P. Morgan Fund Distributors, Inc.: 1211 Avenue of the Americas, New York, New York 10036 (records relating to its functions as distributor and co-administrator).

ITEM 29. MANAGEMENT SERVICES.

               Not applicable.

ITEM 30. UNDERTAKINGS.

      (a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

      (b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the second full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 28th day of September, 2001.


J.P. MORGAN SERIES TRUST


By: /s/ George Gatch                            /s/ David Wezdenko
    ---------------------------                 -----------------------------
    George Gatch                                David Wezdenko
    President                                   Treasurer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on September 28, 2001.


Fergus Reid, III*
------------------------------
Fergus Reid, III
Trustee and Chairman

William J. Armstrong*
------------------------------
William J. Armstrong
Trustee

Roland R. Eppley, Jr.*
------------------------------
Roland R. Eppley, Jr.
Trustee

Ann Maynard Gray*
------------------------------
Ann Maynard Gray
Trustee

Matthew Healey*
-----------------------------
Matthew Healey
Trustee


James J. Schonbachler*
------------------------------
James J. Schonbachler
Trustee

Leonard M. Spalding, Jr.*
------------------------------
Leonard M. Spalding, Jr.

H. Richard Vartabedian*
------------------------------
H. Richard Vartabedian
Trustee

*By      /s/ David Wezdenko
         ---------------------------
         David Wezdenko
         Attorney-in-Fact

                             INDEX TO EXHIBITS


Exhibit No.      Description of Exhibits

Ex. 99(j)        Consent of Independent Accountants